282635692 v1 1. MEMBERSHIP INTEREST REDEMPTION AGREEMENT This Membership Interest Redemption Agreement (the “Agreement”) is entered into effective as of March ___, 2023 (the “Effective Date”) between Angion Biomedica Corp. (the “Assignor”) and NovaPark, LLC (the “Assignee”) and consented to by Itzhak Goldberg, M.D. (the “Manager”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Second Amended and Restated Limited Liability Company Operating Agreement of NovaPark, LLC (the “Company”) dated as of May 17, 2011, as amended to date (the “Operating Agreement”). RECITALS WHEREAS, the Assignor and the Assignee are parties to a Surrender Agreement of even date herewith (the “Surrender Agreement”); and WHEREAS, the Assignor is a Member of the Company; and WHEREAS, as provided in the Surrender Agreement, the Assignor desires to assign, transfer and convey to the Assignee the Assignor’s entire interest as a Member of the Company, representing ten percent (10%) of the issued and outstanding membership interests of the Company, including, without limitation, the Assignor’s interest in the capital, profits, losses and distributions (the Assignor’s entire interest as a Member in the Company hereby referred to as the “Assigned Interest”); and WHEREAS, the Assignee wishes to accept such assignment, transfer and conveyance of the Assigned Interest; AGREEMENT NOW, THEREFORE, the parties, in consideration of these premises, for certain other good and valuable consideration, the receipt of which is hereby acknowledged, and the mutual covenants, agreements, terms and conditions contained in this Agreement and the Surrender Agreement, hereby agree as follows: 1. Assignment. Subject to the consent of the Manager to the transactions contemplated hereby and pursuant to the Operating Agreement, in consideration of the Assignee’s consent to the early termination of the lease as of the surrender date pursuant to the terms set forth in the Surrender Agreement entered into simultaneously herewith and such other good and valuable consideration as set forth therein, the Assignor hereby assigns, transfers and conveys to the Assignee, and the Assignee hereby redeems and accepts, all of the Assignor’s right, title and interest in and to the Assigned Interest, including the Assignor’s Capital Account and all of the Assignor’s rights with respect thereto, free and clear of all liens, pledges, claims, security interests, encumbrances, charges, restrictions, or limitations of any kind whether arising by agreement, operation of law or otherwise, other than any restriction on the sale, assignment, disposition or transfer of the Assigned Interest that arises out of or is based on the Operating Agreement, or applicable securities law. The redemption and transfer of the Assigned Interests shall be effective as of the Effective Date and Assignor shall deliver such documents and instruments as Assignee may reasonably deem necessary relating to effect the redemption and transfer of the Assigned Interests as contemplated by this Agreement. DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0 9

282635692 v1 2. 2. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee, the Manager and the Company as follows and hereby acknowledges that each of the Assignee, the Manager and the Company intend to rely upon these representations and warranties: (a) Ownership. The Assignor own all right, title, and interest in and to the Assigned Interest free and clear of any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, equity, trust, equitable interest, claim, preference, right of possession, lease, tenancy, license, encroachment, covenant, infringement, interference, order, proxy, option, right of first refusal, preemptive right, community property interest, legend, defect, impediment, exception, reservation, limitation, impairment, imperfection of title, condition or restriction of any nature (including any restriction on the transfer of any asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset). (b) No Previous Assignment. The Assignor has not previously assigned all or any portion of the Assigned Interest to any other person. 3. Miscellaneous. (a) Binding on Successors. This Agreement is binding upon and shall inure to the benefit of each of the parties to this Agreement and to all employees, agents, other representatives, officers, directors, stockholders, partners, subsidiaries, predecessors, successors, licensees, distributors, insurers and assigns of each of the parties. (b) Governing Law. This Agreement shall be deemed to have been entered into in the State of Delaware and shall be construed and enforced in accordance with the laws of the State of Delaware as applied to contracts made and to be performed entirely within Delaware. (c) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of signature pages by Portable Document Format (PDF) transmission, or DocuSign, shall constitute effective delivery of such signature pages and may be used in lieu of the original signature pages for all purposes. (d) Third-Party Beneficiaries. This Agreement, including all representations, covenants, warranties, and agreements herein, shall inure to the benefit of and may be relied on by the Manager and the Company. (e) Conflicts. In the event of any inconsistency or conflict between the terms of this Agreement and those of the Surrender Agreement, the terms of the Surrender Agreement shall control as between the Assignor and the Assignee only and shall have no effect on the Company or the Manager. (f) Effective Date. As between the parties hereto and for purposes of all tax and other allocations to be made under the Operating Agreement, the Assignor's membership interest in the Company shall be treated as having been terminated as of the Effective Date, and the parties agree to any special allocations that may be necessary to give effect to such treatment for all tax and other purposes. DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0

282635692 v1 3. (g) Entire Agreement; Amendment. This Agreement represents the entire agreement between the parties with respect to the matters set forth herein and supersedes any prior understandings, agreements or representations, written or oral, relating to the subject matter hereof. This Agreement may be modified or amended only by a written instrument executed by all parties hereto. (h) Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made unenforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0

282635692 v1 4. IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date. ASSIGNOR: ANGION BIOMEDICA CORP. By: _____________________________ Name: Title: ASSIGNEE: NOVAPARK, LLC By: _____________________________ Itzhak Goldberg, M.D. Manager DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0 Dr. Jay Venkatesan President & CEO